Exhibit 10.1

SPROTT PRIVATE RESOURCE LENDING II (COLLECTOR), LP

SPROTT PRIVATE RESOURCE LENDING II (CO) INC.

200 Bay Street

Suite 2600

Toronto, ON M5J 2J1

March 9, 2023

CONFIDENTIAL

Hycroft Mining Holding Corporation

Autar Gold Corporation (f/k/a Muds Acquisition Sub, Inc.)

AuxAg Mining Corporation (f/k/a Muds Holdco, Inc.)

Hycroft Resources & Development, LLC

Allied VGH LLC

c/o Hycroft Mining Holding Corporation

P.O. Box 3030

Winnemucca, NV 89446

Re:	Waiver and Amendment

Ladies and Gentlemen:

Reference is made to (i) that certain Amended and Restated Credit Agreement, dated as of May 29, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between HYCROFT MINING HOLDING CORPORATION, a Delaware corporation (the “Borrower” or “you”), SPROTT PRIVATE RESOURCE LENDING II (COLLECTOR), LP, a limited partnership organized and existing under the laws of the Province of Ontario (the “Lender,” “us” or “you”), the Guarantors (as defined therein) and the other parties thereto, and (ii) that certain letter agreement, dated as of May 3, 2022 (by and between the Lender, the Borrower and the other Credit Parties party thereto. Capitalized terms used but not otherwise defined in this letter agreement (this “Waiver and Amendment”) shall have the respective meanings ascribed thereto in the Credit Agreement or that certain Royalty Agreement, dated as of May 29, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Royalty Agreement”), by and between Borrower, as “Parent” thereunder, HYCROFT RESOURCES & DEVELOPMENT, LLC, a Delaware limited liability company (the “Owner”), and SPROTT PRIVATE RESOURCE LENDING II (CO) INC., a corporation existing under the laws of Ontario (the “Royalty Payee,” and together with Borrower and Owner, collectively, the “Royalty Agreement Parties”). For the avoidance of doubt, where applicable, the term Credit Parties shall include the Borrower and the Owner in their capacities as parties to the Royalty Agreement.

You have acknowledged that, prior to giving effect to this Waiver and Amendment:

(a)	Section 8.2(g) of the Credit Agreement requires that “[w]hile any Facility Indebtedness is outstanding or the Facility remains available to the Borrower following the First Tranche Advance, the Credit Parties covenant and agree with the Lender that, except with prior written consent of the Lender, they will not…[ ] purchase, redeem, retire, repurchase and cancel or otherwise acquire for cash, any Equity Interest”.

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(b)	Section 8.2(h) of the Credit Agreement requires that “[w]hile any Facility Indebtedness is outstanding or the Facility remains available to the Borrower following the First Tranche Advance, the Credit Parties covenant and agree with the Lender that, except with prior written consent of the Lender, they will not…[ ] make any change to their Constating Documents in a manner that adversely affects the interests of the Lender or any Encumbrance granted to the Lender under the Security Documents”.

(c)	Section 8.2(k) of the Credit Agreement requires that “[w]hile any Facility Indebtedness is outstanding or the Facility remains available to the Borrower following the First Tranche Advance, the Credit Parties covenant and agree with the Lender that, except with prior written consent of the Lender, they will not…[ ] declare, make, provide for or pay any Distribution”, and “Distribution” is defined as “(i) any dividend or other distribution on issued shares or any other Equity Interest of such Credit Party, other than any dividend or other distribution on issued shares paid by one Credit Party to another Credit Party, (ii) any purchase, redemption or retirement of any issued share, warrant or other Equity Interest or any other option or right to purchase, redeem or retire any share or other Equity Interest of such Credit Party or (iii) any payment whether as consulting fees, management fees or other similar type payments to any Related Party of such Credit Party, other than payments made in the ordinary course of business at fair market value, consistent with past practice”.

You have requested that we waive Section 8.2(g), Section 8.2(h) and Section 8.2(k) of the Credit Agreement with respect to your contemplated transactions to effect a reverse split of your Common Stock (the “Reverse Split”) and to amend your Constating Documents as required to effect the Reverse Split (the “Constating Documents Amendment”).

Accordingly, we hereby waive Section 8.2(g), Section 8.2(h) and Section 8.2(k) of the Credit Agreement with respect to the consummation of the Reverse Split and the Constating Documents Amendment.

The Borrower represents and warrants that no Default or Event of Default has occurred and is continuing.

The foregoing waivers set forth herein are limited to the provisions and circumstances specifically described herein and nothing in any such waiver is intended or shall be construed to be a waiver by the Lender of any Default or Event of Default (except those described herein above) which may currently exist or hereafter occur. The granting of such waivers shall not affect any other provisions of the Credit Agreement or any other Facility Document and shall not establish a course of dealing between the Borrower and the Lender.

Except as herein modified, the Credit Agreement shall remain in full force and effect. By signing this Waiver and Amendment, each Credit Party confirms that any Security Document or guarantee created or given by it under a Facility Document will continue in full force and effect notwithstanding the waivers given by the Lender under this Waiver and Amendment.

The Credit Parties hereby agree to promptly on demand pay the Lender the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation and execution of this Waiver and Amendment.

This Waiver and Amendment and each of the Prior Waivers constitutes a Financing Document.

This Waiver and Amendment, as it relates to the Credit Agreement, any other Facility Document, any waiver thereunder or otherwise, shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

This Waiver and Amendment shall be binding upon and inure to the benefit of the Credit Parties, the Lender, the Royalty Agreement Parties and their respective successors and permitted assigns. This Waiver and Amendment, as it relates to the Credit Agreement, any other Facility Document or otherwise, may not be assigned by the Credit Parties without the prior written consent of the Lender.

This Waiver and Amendment may be executed by facsimile or other electronic means and in counterparts, each of which shall be considered an original and which taken together shall constitute a single agreement.

[Remainder of page intentionally left blank.]

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Very truly yours,

SPROTT PRIVATE RESOURCE LENDING II (COLLECTOR), LP, by its general partner, SPROTT RESOURCE LENDING CORP.

Per:	/s/
Authorized Signatory

Per:	/s/
Authorized Signatory

SPROTT PRIVATE RESOURCE LENDING II (CO) INC.

By:	/s/ Narinda Nagra
Name:	Narinda Nagra
Title:	Managing Partner

By:	/s/ Jim Grosdanis
Name:	Jim Grosdanis
Title:	Managing Partner

ACKNOWLEDGED AND AGREED BY:

HYCROFT MINING HOLDING CORPORATION

By:	/s/ Stanton Rideout
Name:	Stanton Rideout
Title:	Executive Vice President and Chief Financial Officer

AUTAR GOLD CORPORATION (f/k/a Muds Acquisition Sub, Inc.)

By:	/s/ Stanton Rideout
Name:	Stanton Rideout
Title:	Executive Vice President and Chief Financial Officer

[Waiver and Amendment Signature Page]

AUXAG MINING CORPORATION (f/k/a Muds Holdco, Inc.)

By:	/s/ Stanton Rideout
Name:	Stanton Rideout
Title:	Executive Vice President and Chief Financial Officer

HYCROFT RESOURCES & DEVELOPMENT, LLC

By:	/s/ Stanton Rideout
Name:	Stanton Rideout
Title:	Executive Vice President and Chief Financial Officer

ALLIED VGH LLC

By:	/s/ Stanton Rideout
Name:	Stanton Rideout
Title:	Executive Vice President and Chief Financial Officer

[Waiver and Amendment Signature Page]